CERTIFICATE OF INCORPORATION OF
                        CONTINENTAL TERMINAL SERVICES, INC.


                      FIRST.   The  name  of  the  corporation  is  Continental
         Terminal Services, Inc.
                      SECOND. The address of the registered office of the corporation in the State of Delaware is No. 100 West Tenth Street, in the City of Wilmington, County of New Castle. The name of the corporation's registered agent at such address is The Corporation Trust Company.
                      THIRD. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.
                      FOURTH. The total number of shares of stock which the corporation shall have authority to issue is one thousand (1,000), all of such shares shall be without par value.
                      FIFTH. The name and mailing address of the incorporator is Wayne D. Boberg, One First National Plaza, Suite 5000, Chicago, Illinois 60603.
                      SIXTH. In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make, alter or repeal the by-laws of the corporation.
                      SEVENTH. Elections of directors need not be by written ballot unless the by-laws of the corporation shall so provide.
                      EIGHTH. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the by-laws of the corporation.
                   NINTH. The stockholders are expressly authorized to remove any director with or without cause at any time in accordance with the procedures set forth in the by-laws.

                   THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, does make this Certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly, have hereunto set my hand this 21st day of September, 1979.
                                        Wayne D. Boberg

                                        Wayne D. Boberg

                             CERTIFICATE OF AMENDMENT
                                        OF
                           CERTIFICATE OF INCORPORATION
                             BEFORE PAYMENT OF CAPITAL
                                        OF
                        CONTINENTAL TERMINAL SERVICES, INC.

            The undersigned, being the sole incorporator of Continental Terminal
             Services, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,
            DOES HEREBY CERTIFY:
            FIRST: That paragraph First of the Certificate of Incorporation be and it hereby is amended by deleting said paragraph
            and in its place inserting the following: "FIRST. The name of the corporation is Specialty Terminal Services, Inc."
            SECOND: That the corporation has not received any payment for any of its stock.
            THIRD: That the amendment was duly adopted in accordance with the provisions of Section 241 of the General Corporation Law of the State of Delaware.
            IN WITNESS  WHEREOF,  the undersigned has executed this  certificate this first (lst) day of November 1979.
                                                                 Wayne D. Boberg
                                                                 Wayne D. Boberg

                          SECOND CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                       SPECIALTY TERMINAL SERVICES, INC.
                      BEFORE RECEIPT OF PAYMENT FOR STOCK The undersigned, being the sole incorporator of Specialty
           Terminal Services, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify as follows:
                  1. The Certificate of Incorporation of the corporation was amended by a Certificate of Amendment of Certificate of Incorporation filed with the Secretary of State of Delaware on November 6, 1979.
                  2. Paragraph First of the Certificate of Incorporation is hereby amended by deleting said paragraph and in its place inserting the following:
           "FIRST. The name of the corporation is Exide Electronics Group,
                      Inc."
                  3. The corporation has not received any payment for any of its stock.
                  4. The foregoing amendment has been duly adopted in accordance with the provisions of Section 241 of the General Corporation Law of the State of Delaware.
                  IN  WITNESS   WHEREOF,   the  undersigned  has  executed  this
           certificate July 9, 1982.
                                                                 Wayne D. Boberg

                                                                 Wayne D. Boberg

                                       THIRD
                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                             BEFORE PAYMENT OF CAPITAL
                                       OF
                         EXIDE ELECTRONICS GROUP, INC.
                The undersigned, being the sole incorporator of
           Exide Electronics Group, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:
                        FIRST: That Article FOURTH of the Certificate of Incorporation be and it hereby is amended by deleting said
           Article  in its  entirety  and in  lieu  thereof  inserting  the following:
                  "FOURTH. The aggregate number of shares which the corporation shall have authority to issue shall be Thirteen Thousand (13,000) of which Three Thousand (3,000) shares shall be Preferred Stock, without par value, and of which Ten Thousand (10,000) shares shall be Common Stock, without par value.
                  The designations and the powers, preferences and rights of such classes of stock and the qualifications, limitations or restrictions thereof are as follows:
                 1. (a) The  holders of  Preferred  Stock  shall be  entitled to receive, when and as declared by the Board of Directors, out of funds legally available therefor, dividends at the rate of One Hundred Twenty Dollars ($120.00) per share per annum, payable semiannually on the first days of January and July in each year. Such dividends on the shares of Preferred Stock shall accrue and be cumulative from the date of their issue. So long as any shares of Preferred Stock are outstanding, no dividend or distribution, whether in cash or property, shall be paid, declared or made on Common Stock and no Common Stock shall be purchased, redeemed or otherwise acquired for value by the corporation, unless full cumulative dividends on Preferred Stock for all past semi-annual dividend periods and for the then current semi-annual dividend period shall have been declared and paid or set aside for payment.
                  (b) In the event of any liquidation, dissolution or winding up of the corporation, the holders of Preferred Stock shall be entitled to receive, out of the assets of the corporation available for distribution to its stockholders, before any distribution of assets shall be made to the holders of Common Stock, the sum of One Thousand Dollars ($1,000.00) per share plus an amount equal to full cumulative dividends thereon, whether or not earned or declared, computed to the date of final distribution to the holders of Preferred Stock. The consolidation or merger of this corporation with any other corporation or corporations shall not, for the purposes of this subparagraph (b), be deemed a liquidation, dissolution or winding up of this corporation.

                  (c)(i) Preferred Stock, or any part thereof, at any time outstanding may be redeemed by the corporation, at its election expressed by resolution of the Board of Directors, at any time or from time to time, at the price of One Thousand Dollars ($1,000.00) per share, together in each case with full cumulative dividends thereon to the redemption date. If less than all the outstanding shares of Preferred Stock are to be redeemed pursuant to this subparagraph
          (c)(i), the redemption shall be made on a pro rata basis in such manner as may be prescribed by the Board of Directors.
                 (ii) On July 23, 1992, the corporation shall redeem all shares of Preferred Stock then outstanding at a price of One Thousand Dollars ($1,000.00) per share, together with full cumulative dividends thereon to the redemption date.
                 (iii) Notice of every redemption of Preferred Stock shall be mailed to the holders of record of the shares to be redeemed at their respective addresses as they shall appear on the stock books of the corporation at least thirty days and not more than sixty days prior to the redemption date. If notice of redemption shall have been duly mailed and if, on or before the redemption date specified in the notice, the redemption price shall have been set aside by the corporation, separate and apart from its other funds and deposited in a bank account of a member bank of the Federal Reserve System having a net worth as of its most recent balance sheet of at least $500,000,000, for the pro rata benefit of the holders of the shares so called for redemption, so as to be and continue to be available therefor, then, from and after the date of redemption so designated, notwithstanding that any certificate for shares of Preferred Stock so called for redemption shall not have been surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding, the dividends thereon shall cease to accumulate and all rights with respect to the shares of Preferred Stock so called for redemption shall forthwith on the redemption date cease and terminate, except only the right of the holders thereof to receive the redemption price of the shares so redeemed, including full cumulative dividends to the redemption date, but without interest.

                  (d) Except as otherwise provided herein and except as provided by statute, Preferred Stock shall have no voting rights. In case the semi-annual dividend on Preferred Stock is not paid in full on any two semi-annual dividend payment dates (whether consecutive or not), then at any meeting of the stockholders of the corporation held (or in connection with any action taken by the stockholders of the corporation in writing) during the period commencing with such time and ending with the time when all arrears in dividends on Preferred Stock shall have been paid and the full dividend on Preferred Stock for the then current semi-annual dividend period shall have been declared and paid or set aside for payment, the holders of Preferred Stock present in person or represented by proxy at said meeting shall be entitled to one vote per share upon all matters submitted to a vote of stockholders at said meeting (or submitted to stockholders for action by written consent).
                 (e) The holders of shares of Preferred Stock shall have the right, at their option, to convert all or any part of such shares into shares of Common Stock of the corporation at any time after January 24, 1983, subject to the following terms and conditions:


                 (i) The shares of Preferred Stock shall be convertible at the office of the corporation in Wilmington, Delaware, and at such other place or places, if any, as the Board of Directors of the corporation may designate, into fully paid and non-assessable shares of Common Stock of the Corporation at an initial conversion rate of one (1) share of Common Stock for each share of Preferred Stock, provided, however, that such initial conversion rate shall be subject to adjustment from time to time in certain instances as hereinafter provided. Any adjustment in the conversion rate shall be applicable to each authorized share of Preferred Stock whether or not then issued and outstanding. The corporation shall make no payment or adjustment on account of any dividends accrued on shares of Preferred Stock surrendered for conversion or on account of any dividends on Common Stock issued on conversion. In case of the call for redemption of any shares of Preferred Stock such right of conversion shall cease and terminate, as to the shares designated for redemption, at the close of business on the business day next preceding the date fixed for redemption unless default shall be made in the payment of the redemption price.

                 (ii) In order to exercise the aforesaid conversion privilege, the holder of Preferred Stock shall surrender the certificate or certificates therefor at the office of the corporation hereinabove mentioned or at such other place or places, if any, as the Board of Directors of the corporation may have designated, and shall give written notice to the corporation at said office or place that he elects to convert the same and shall state in writing therein the name or names (with addresses) in which he wishes the certificate or certificates for Common Stock to be issued. The corporation will, as soon as practicable thereafter, issue and deliver at said office or place to such holder of shares of Preferred Stock, or upon his written order, a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion of his Preferred Stock, together with cash in lieu of any fraction of a share as hereinafter provided. Shares of Preferred Stock shall be deemed to have been converted as of the close of business on the date of the surrender of such shares for conversion as provided above, and the person or persons entitled to receive Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock as of the close of business on such date.
                 (iii) The conversion rate shall be subject to adjustment as follows:
                 (A) In case the corporation shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the conversion rate in effect immediately prior to such subdivision shall be proportionately increased, and, conversely, in case the outstanding shares of Common Stock of the corporation shall be combined into a smaller number of shares, the conversion rate in effect immediately prior to such combination shall be proportionately reduced.

                  (B) In case the corporation shall at any time issue any shares of Common Stock as a dividend, the conversion rate in effect immediately prior to such dividend shall be proportionately increased.
                 (C)  In  case  of,   and  as  a   condition   to  any   capital
          reorganization of, or any reclassification of the capital stock of, the corporation (other than a subdivision or combination of shares of Common Stock into a greater or lesser number of shares (whether with or without par value) or a change in the par value of Common Stock, or from par value to no par value, or from no par value to par value) or in case of, and as condition to, the consolidation or merger of the corporation with or into another corporation (other than a merger in which the corporation is the continuing corporation and which does not result in any reclassification of outstanding shares of Common Stock), each share of Preferred Stock shall be convertible into the number of shares of stock or other securities or property receivable upon such reorganization, reclassification, consolidation or merger by a holder of the number of shares of Common Stock of the corporation into which such share of Preferred Stock was convertible immediately prior to such reorganization, reclassification, consolidation or merger; and, in any such case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of Preferred Stock to the end that the provisions set forth herein (including provisions with respect to changes in the conversion rate) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other securities or property thereafter deliverable upon the conversion of the shares of Preferred Stock.
                 (iv) No fractional shares of Common Stock shall be issued upon conversion, but in lieu thereof the corporation shall make payment in cash figured on the basis of the fair market value of a share of Common Stock as of the date of conversion (as determined by the Board of Directors).
                 (f) In the event that the corporation offers to the holders of shares of its Common Stock the right to purchase any securities on a basis proportionate to their holdings of Common Stock, the holders of shares of Preferred Stock shall be entitled to participate in such rights offering as if they had converted into Common Stock their shares of Preferred Stock immediately prior to the record date for said rights offering.

                      (g) The term "full cumulative dividends" whenever used herein with reference to any share of Preferred Stock shall be deemed to mean an amount computed at the annual dividend rate from the date on which dividends on such shares became cumulative to and including the date to which such dividends are to be accrued less the aggregate amount of all dividends theretofore paid thereon.
                      (h) The corporation shall at all times reserve and keep available out of its authorized Common Stock, for the purpose of issue upon conversion of Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Preferred Stock. All shares of Common Stock which shall be so issuable shall, when so issued upon any such conversion, be duly and validly issued and fully-paid and non-assessable.
                2. (a) After the requirements with respect to preferential dividends upon Preferred Stock shall have been met and after the corporation shall have complied with all requirements, if any, with respect to the setting aside of sums for redemption of any shares of Preferred Stock, then and not otherwise, the holders of Common Stock shall be entitled to receive such dividends as may be declared from time to time by the Board of Directors.
                      (b) After distribution in full of the preferential amounts to be distributed to the holders of Preferred Stock then outstanding in the event of the liquidation, dissolution or winding up of the corporation, the holders of Common Stock shall be entitled to receive all the remaining assets of the corporation available for distribution to its stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.
                      (c) Each holder of Common Stock shall have one vote in respect of each share of such stock held by him."
                      SECOND: That the corporation has not received any payment for any of its stock.
                      THIRD:   That  the   amendment   was  duly  adopted  in
         accordance with the provisions of Section 241 of the General Corporation Law of the State of Delaware.
                      IN WITNESS WHEREOF, the undersigned has executed this certificate this 21st day of July 1982.

                                                                 Wayne D. Boberg

                                                                 Wayne D. Boberg

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                         EXIDE ELECTRONICS GROUP, INC.
                          Pursuant to Section 242 of the
                        General Corporation Law of Delaware
      We, the undersigned, Lance L. Knox and M. Finley Maxson, the Vice Chairman
      of  the  Board  and  the  Assistant  Secretary,   respectively,  of  Exide
      Electronics Group, Inc. (the "Company"), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware, DO HEREBY CERTIFY:

              FIRST: That Article FOURTH of the Certificate of Incorporation be and it hereby is amended by deleting said Article in its entirety and in lieu thereof inserting the following:
            "FOURTH. The total number of shares of stock which the Company shall have the authority to issue is five million four hundred forty-one thousand five hundred eighty (5,441,580) shares divided into one million ninety thousand (1,090,000) shares of Series A Preferred Stock, par value $10.00 per share, one thousand five hundred eighty (1,580) shares of Series B Preferred Stock, par value $1,000.00 per share, and four million three hundred fifty thousand (4,350,000) shares of Common Stock, par value $.01 per share. Each share of Common Stock, without par value, issued and outstanding at the time the Certificate of Amendment containing this paragraph becomes effective, shall automatically be changed into two hundred thirty-five (235) shares of Common Stock, par value $.01 per share.
                  The  designations  and the powers,  preferences  and rights of such classes of stock and the qualifications, limitations or restrictions thereof are as follows:
 I. Series A Preferred Stock
                  1. Dividends. The holders of shares of Series A Preferred Stock shall be entitled to receive regular cash dividends, if, when and as declared by the Board of Directors, at the annual rate per share of 8% Of the original Series A Conversion Price as set forth in subparagraph 4(c) hereof, as adjusted pursuant to subparagraph 5(a) hereof and exclusive of any adjustment pursuant to subparagraph 4(f) hereof. Dividends shall be non-cumulative. The holders of shares Of Series A Preferred Stock shall be entitled to no dividends with respect to such Series A Preferred Stock other than as aforesaid. Declared but unpaid dividends shall be accrued but shall not bear interest. If the funds legally available for the payment Of such dividends are insufficient to pay in full the dividends payable on all outstanding shares of Series A Preferred Stock, the total available funds shall be paid in partial dividends to the holders of the outstanding shares of Series A Preferred Stock ratably in proportion to the full accrued dividends to which they are entitled. No dividend or distribution in cash or other property (other than a stock dividend payable solely in shares of Common Stock) on any class of Common Stock of the Company shall be declared or paid or set apart for payment in any fiscal year unless a dividend in the amount set forth above per share on the Series A Preferred Stock shall have been paid in full in such fiscal year.
                  2. Preference on Liquidation, etc. In the event of any voluntary or involuntary, liquidation, distribution of assets (other than the payment of dividends), dissolution or winding-up of the Company, before any payment or distribution of the assets of the Company (whether capital or surplus) shall be made to or set apart for the holders of shares of Common Stock, the holders of shares of Series A Preferred Stock shall be entitled to receive payment of $10.00 per share held by them plus any declared but unpaid dividends thereon to the date of final distribution to such holders, but they shall be entitled to no further payment with respect to such Series A Preferred Stock. If, upon any liquidation,distribution  of assets,  dissolution  or winding-up of the Company, the assets of the Company, or proceeds thereof, distributable among the holders of shares of Series A Preferred Stock shall be insufficient to pay in full the respective preferential amounts on shares Of Series A Preferred Stock, then such assets, or the proceeds thereof, shall be distributed among such holders ratably in accordance with the respective amounts which would be payable on such shares if all amounts payable thereon were paid in full. For the purposes of this paragraph 2, the voluntary sale, lease or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the assets of the Company to, or a consolidation or merger of the Company with, one or more Persons shall not be deemed to be a liquidation, distribution of assets, dissolution or winding-up, voluntary or involuntary; provided, that any holder of shares of Series A Preferred Stock shall have the right to treat any sale, lease or transfer of 50% or more of the assets of the Company or any subsidiary or any consolidation or merger as a liquidation under this paragraph 2 and be entitled to a preference to the extent set forth above with respect to the shares of Series A Preferred Stock held by such holder.

                    3. Voting

                         (a) General.  In addition to the special  voting rights
            provided below and by applicable law, the holders of shares of Series A Preferred Stock shall be entitled to vote upon all matters upon which holders of the Common Stock have the right to vote, and each share of Series A Preferred Stock shall be entitled to the number of votes equal to the largest number of full shares of Common Stock into which such shares of Series A Preferred Stock could be converted pursuant to the applicable provisions of paragraph 4 hereof, at the record date for the determination of the stockholders entitled to vote on such matters, or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited, such votes to be counted together with all other shares of capital stock having general voting powers and not separately as a class. In all cases where the holders of shares of Series A Preferred Stock have the right to vote separately as a class, such holders shall be entitled to one vote for each such share held by them respectively.

                         (b) Special Class Vote. Without the consent of the holders of at least:
                        (i) 66 2/3% of the aggregate number of shares of Series A Preferred Stock then outstanding, given in writing or by vote at a meeting of stockholders called for such purpose, the Company will not (A) increase the authorized amount of Series A Preferred Stock or (B) create or increase the authorized amount of any other class of stock nor reclassify the rights of any class of capital stock or issue any debt convertible into a class of stock entitled to a preference prior to or on parity with Series A Preferred Stock upon any dividend or distribution or any liquidation, distribution Of assets, dissolution or winding-up of the Company; and
                        (ii) 66 2/3% of the aggregate number of shares of Series A Preferred Stock then outstanding, given in writing or by vote at a meeting of stockholders called for such purpose, the Certificate of Incorporation will not be amended, altered or repealed so as to adversely affect, either directly or indirectly, the preferences, rights or powers of the Series A Preferred Stock nor will the Company merge or consolidate with or into any other Person, or sell, lease or transfer 50% or more of its assets or business to another Person, except that the Company may merge with another Person if the Company is the entity surviving such merger, there is no change of control in the management of the Company and such merger does not adversely affect, either directly or indirectly, the preferences, rights or powers of the Series A Preferred Stock.

                              4. Conversion Rights. The Series A Preferred Stock
                   shall be convertible into Common Stock as follows:
                   (a) Optional Conversion.
                          (i) Subject to and upon compliance with the provisions
                   of this paragraph 4, the holder of any shares of Series A Preferred Stock shall have the right at such holder's option, at any time or from time to time, to convert any of such shares of Series A Preferred Stock into fully paid and nonassessable shares of Common Stock at the Series A Conversion Price (as hereinafter defined) in effect on the Series A Conversion Date (as hereinafter defined) upon the terms hereinafter set forth.
                        (ii) Subject to and upon  compliance with the provisions
               of this paragraph 4, if the Company closes an underwritten public offering with respect to the Common Stock that meets all of the requirements set forth in subparagraph 4(b) below other than the offering price per share requirement, and at any time subsequent to the closing of such offering, the last reported closing price (determined in the manner in which closing price is determined pursuant to the last sentence of subparagraph 4(g) hereof without respect to the proviso contained therein) of the Company's Common Stock for 60 consecutive trading days exceeds 150% of the Series A Conversion Price (as defined below) then in effect, the Company shall have the right to convert the total number of shares of Series A Preferred Stock outstanding at such time, in whole, into fully paid and nonassessable shares of Common Stock at the Series A Conversion Price (as defined below) in effect on such 60th trading day. The Company shall provide written notice to all holders of Series A Preferred Stock of its election to convert the Series A Preferred Stock pursuant to this subparagraph 4(a)(ii) within 15 days of such 60th trading day. Such notice shall also state the applicable Series A Conversion Price.

                                (b) Automatic Conversion. Each outstanding share
                  of Series A Preferred Stock shall automatically be converted, without any further act of the Company or its stockholders, into fully paid and nonassessable shares of Common Stock pursuant to the formula as set forth in subparagraph 4(c) upon the closing of an underwritten public offering underwritten by an investment banking firm of nationally recognized standing pursuant to an effective registration under the Securities Act of 1933, as amended, covering the offering and sale of the Company's Common Stock in which the aggregate gross offering proceeds equal or exceed $10,000,000, the price per share Of which equals or exceeds 150% Of the Series A Conversion Price in effect immediately prior to the closing of the sale of such shares, and there are at least 300 record or beneficial holders of Common Stock of the Company immediately subsequent to the closing of the sale of such shares and, in the event such closing occurs between September 18, 1985 and March 30, 1987, inclusive, the gross price of the Company's Common Stock immediately after such closing is at least equal to $16.57 per share (as appropriately adjusted for any stock dividend, stock split, recapitalization or combination Of shares).
                               (c) Series A Conversion Price. Each share of Series A Preferred Stock shall be converted into the number of shares of Common Stock as is determined by dividing (x) $10.00 by (y) the Series A Conversion Price in effect on the Series A Conversion Date. The Series A Conversion Price at which shares of Common Stock shall initially be issuable upon conversion of the shares of Series A Preferred Stock shall be $10.00. The Series A Conversion Price shall be subject to adjustment as set forth in subparagraph 4(f) and paragraph 5. No payment or adjustment shall be made for any dividends on the Common Stock issuable upon such conversion.
                               (d) Mechanics Of Conversion.  Upon the occurrence
                  Of the events specified in subparagraph 4(b), the outstanding shares Of Series A Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent: provided that the Company shall not be obligated to issue to any such holder certificates evidencing the shares of Common Stock issuable upon such conversion unless certificates evidencing the shares of Series A Preferred Stock are delivered  to  the  Company  or  any  transfer  agent  of the
           Company. The holder of any shares of Series A Preferred Stock may exercise the conversion right specified in subparagraph 4(a) as to any part thereof by surrendering to the Company or any transfer agent of the Company the certificate or certificates for the shares to be converted, accompanied by written notice stating that the holder elects to convert all or a specified portion of the shares represented thereby. Conversion of the Series A Preferred Stock shall be deemed to have been effected on the date on which the event specified with respect to such Series A Preferred Stock in subparagraphs 4(a)(ii) and 4(b) shall have occurred or on the date when delivery of notice of an election to convert and certificates for shares is made, as the case may be, and such date is referred to herein with respect to the Series A Preferred Stock as the "Series A Conversion Date". Subject to the provisions of subparagraph 4(f)(vii), as promptly as practicable thereafter (and after surrender of the certificate or certificates representing shares of Series A Preferred Stock to the Company or any transfer agent of the Company in the case of conversions pursuant to subparagraph 4(b)) the Company shall issue and deliver to or upon the written order of such holder a certificate or certificates for the number of full shares of Common
           Stock to which such holder is entitled and a check or cash with respect to any fractional interest in a share of Common Stock as provided in subparagraph 4(e) and any dividends on the Series A Preferred Stock which such holder is entitled to receive, but has not yet received. Subject to the provisions of subparagraph 4(f)(vii), the Person in whose name the certificate or certificates for Common Stock are to be issued shall be deemed to have become a holder of record of such Common Stock on the applicable Series A Conversion Date. Upon conversion of only a portion of the number of shares covered by a certificate representing shares of Series A Preferred Stock surrendered for conversion (in the case of conversion pursuant to subparagraph 4(a)), the Company shall issue and deliver to or upon the written order of the holder of the certificate so surrendered for conversion, at the expense of the Company, a new certificate covering the number of shares of Series A Preferred Stock representing the unconverted portion of the certificate so surrendered.
                  (e) Fractional Shares. No fractional shares of Common Stock or scrip shall be issued upon conversion of shares of Series A Preferred Stock. If more than one share of Series A Preferred Stock shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series A Preferred Stock so surrendered. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Series A Preferred Stock, the Company shall pay a cash adjustment in respect of such fractional interest in an amount equal to that fractional interest of the then Current Market Price.
                  (f) Conversion Price Adjustments for the Series A Preferred Stock. The Conversion Price for the Series A Preferred Stock shall be subject to adjustment from time to time as follows:
                  (i) (A) Common Stock Issued Prior to March 31, 1987 at a Price Less Than the Series A Conversion Price and Equal to or Greater Than 76.60% of the Initial Series A Conversion Price. If the Company shall issue Common Stock other than Excluded Stock for a consideration per share less than the initial Series A Conversion Price as set forth in subparagraph 4(c) above (as adjusted pursuant to subparagraphs 4(f)(ii) through 4(f)(v) below) (for example, $10.00 on September 20, 1985) and equal to or greater than 76.60% of the initial Series A Conversion Price as set forth in subparagraph 4(c) above (as adjusted pursuant to subparagraphs 4(f)(ii) through 4(f)(v) below) (for example $7.66 on September 20, 1985), the Series A Conversion Price in effect immediately prior to such issuance shall be immediately reduced to a price per share equal to the consideration per share received by the Company.
                  (B) Common Stock Issued Prior to March 31, 1987 at a Price Below 76.60% of the Initial Series A Conversion Price. If the Company shall issue any Common Stock other than Excluded Stock without consideration or for a consideration less than 76.60% of the initial Series A Conversion Price as set forth in subparagraph 4(c) above (as adjusted pursuant to subparagraphs 4(f)(ii) through

          4(f)(v)  below),   then  the  Series  A  Conversion  Price  in  effect
      immediately prior to such issuance shall immediately be reduced to the price determined in the following manner: (x) the Series A Conversion Price in effect immediately prior to such issuance shall be reduced to 76.60% of the initial Series A Conversion Price as set forth in subparagraph 4(c) above (as adjusted pursuant to subparagraphs 4(f)(ii) through 4(f)(v) below), and (y) the Series A Conversion Price determined in (x) above shall immediately be further reduced pursuant to the formula set forth in subparagraph 4(f)(i)(C) below.

                                 (C) Common Stock Issued at Less Than the Series
                          A Conversion Price On or After March 31 1987. If the Company shall issue any Common Stock other than Excluded Stock without consideration or for a consideration per share less than the Series A Conversion Price in effect immediately prior to such issuance, the Series A Conversion Price in effect immediately prior to each such issuance shall immediately (except as provided below) be reduced to the price determined by dividing (1) an amount equal to the sum of (A) the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of Common Stock then issuable upon conversion of shares of Series A Preferred Stock, multiplied by the Series A Conversion Price in effect immediately prior to such issuance and (B) the consideration, if any, received by the Company upon such issuance, by (2) the total number of shares of Common Stock outstanding immediately after such issuance plus the number of shares of Common Stock then issuable upon conversion of shares of Series A Preferred Stock.
          For the purposes of any adjustment of the Series A Conversion Price pursuant to clause (i) the following provisions shall be applicable:
          (A) Cash. In the case of the issuance of Common
          Stock for cash, the amount of the consideration
          received by the Company shall be
        deemed to be the amount of the cash proceeds received by the Company for such Common Stock before deducting therefrom any reasonable discounts, commissions, taxes or other expenses allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof.
                                (B) Consideration Other Than Cash. In the case of the issuance of Common Stock (otherwise than upon the conversion of shares of capital stock or other securities of the Company) for a consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board Of Directors, irrespective of any accounting treatment; provided that such fair value as determined by the Board of Directors shall not exceed the aggregate Current Market Price of the shares of Common Stock being issued as of the date the Board of Directors authorizes the issuance of such shares.
                                (C) Options and Convertible  Securities.  In the
                         case of the issuance of (i) options, warrants or other rights to purchase or acquire Common Stock (whether or not at the time exercisable), (ii) securities by their terms convertible into or exchangeable for Common Stock (whether or not at the time so convertible or exercisable) or (iii) options, warrants or rights to purchase such convertible or exchangeable securities (whether or not at the time exercisable) (other than the Series A Preferred Stock):
                                (1) the  aggregate  maximum  number of shares of
                         Common Stock deliverable upon exercise of such options, warrants or other rights to purchase or acquire Common Stock shall be deemed to have been issued at the time such options, warrants or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subclauses (A) and (B) above), if any, received by the Company upon the issuance of such options, warrants or rights plus the minimum purchase price provided in such options, warrants or rights for the Common Stock covered thereby;

                                     (2) the aggregate  maximum number of shares
                              of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities, or upon the exercise of options, warrants or other rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof, shall be deemed to have been issued at the time such securities were issued or such options, warrants or rights were issued and for a consideration equal to the consideration, if any, received by the Company for any such securities and related options, warrants or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Company upon the conversion or exchange of such securities and the exercise of any related options, warrants or rights (the consideration in each case to be determined in the manner provided in subclauses (A) and (B) above);
                                     (3) on any  change in the  number of shares
                              of Common Stock deliverable upon exercise of any such options, warrants or rights or conversion of or exchange for such convertible or exchangeable securities or any change in the consideration to be received by the Company upon such exercise, conversion or exchange, including, but not limited to, a change resulting from the antidilution provisions thereof, the Series A Conversion Price as then in effect shall forthwith be readjusted to such Series A Conversion Price as would have been obtained had an adjustment been made upon the issuance of such options, warrants or rights not exercised prior to such change, or securities not converted or exchanged prior to such change, upon the basis of such change;
                         (4) on the expiration or cancellation of any such options, warrants or rights, or the termination of the right to convert or exchange such convertible or exchangeable securities, if the Series A Conversion Price shall have been adjusted upon the issuance thereof, such Series A Conversion Price shall forthwith be readjusted to such Series A Conversion Price as would have been obtained had an adjustment been made upon the issuance of such options, warrants, rights or securities on the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options, warrants or rights, or upon the conversion or exchange of such securities; and
                         (5) if the Series A Conversion Price shall have been adjusted upon the issuance of any such options, warrants, rights or convertible or exchangeable securities, no further adjustment of the Series A Conversion Price shall be made for the actual issuance of Common Stock upon the exercise thereof;
                         provided, however, that no increase in the Series A Conversion Price shall be made pursuant to subclauses (1), (2) or (3) of this subclause (C).
                         (ii) Excluded Stock. "Excluded Stock" shall mean shares of Common Stock issued or reserved for issuance by the Company (A) as a stock dividend payable in shares of Common Stock, (B) upon any subdivision or split-up of the outstanding shares of Common Stock, (C) upon conversion of shares of Series A Preferred Stock or upon adjustment of the Series A Conversion Price pursuant to paragraph 5, (D) pursuant to sales of Common

                        Stock or stock options permitted under Section 6.03 of the Purchase Agreement, and (E) pursuant to Paragraphs 3(b) and 4(a) of the Inco Agreement.
                        (iii) Stock Dividends.
                        If the number of shares of Common Stock outstanding at any time after the date of issuance of the Series A Preferred Stock is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then immediately after the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend or the effective date of such subdivision or split-up, as the case may be, the Series A Conversion Price shall be appropriately reduced so that the holder of any shares of Series A Preferred Stock thereafter converted shall be entitled to receive the number of shares of Common Stock of the Company which he would have owned immediately following such action had such shares of Series A Preferred Stock been converted immediately prior thereto.
                              (iv) Combination of Stock. If the number of shares
                        of Common Stock outstanding at any time after the date of issuance of the Series A Preferred Stock is decreased by a combination of the outstanding shares of Common Stock, then, immediately after the effective date of such combination, the Series A Conversion Price shall be appropriately increased so that the holder of any shares of Series A Preferred Stock thereafter converted shall be entitled to receive the number of shares of Common Stock of the Company which he would have owned immediately following such action had such shares of Series A Preferred Stock been converted immediately prior thereto.
                               (v) Reorganizations,  etc. In case of any capital
                        reorganization of the Company, or of any reclassification of the Common Stock, or in case of the consolidation of the Company with or the merger of the Company with or into any other Person or of the sale, lease or other transfer of all or substantially all of the assets of the Company to any other Person, each share of Series A Preferred Stock shall after such capital reorganization, reclassification, consolidation, merger, sale, lease or other transfer be convertible into the number of shares of stock or other securities or property to which the Common Stock issuable (at the time of such capital reorganization, reclassification, consolidation, merger, sale, lease or other transfer) upon conversion of such share of Series A Preferred
                        Stock would have been entitled upon such capital reorganization, reclassification, consolidation, merger, sale, lease or other transfer; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the holders of the shares of Series A Preferred Stock shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the conversion of the shares of Series A Preferred Stock. The subdivision or combination of shares of Common Stock issuable upon conversion of shares of Series A Preferred Stock at any time outstanding into a greater or lesser number of shares of Common Stock (whether with or without par value) shall not be deemed to be a reclassification of the Common Stock of the Company for the purposes of this clause.

                              (vi) Rounding of Calculations: Minimum Adjustment.
                        All calculations under this subparagraph (f) shall be made to the nearest cent or to the nearest one hundredth (l/l00th) of a share, as the case may be. Any provision of this paragraph 4 to the contrary notwithstanding, no adjustment in the Series A Conversion Price shall be made if the amount of such adjustment would be less than $0.01, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.01 or more. of the assets of the Company to any other Person, each share of Series A Preferred Stock shall after such capital reorganization, reclassification, consolidation, merger, sale, lease or other transfer be convertible into the number of shares of stock or other securities or property to which the Common Stock issuable (at the time of such capital reorganization, reclassification, consolidation, merger, sale, lease or other transfer) upon conversion of such share of Series A Preferred
                        Stock would have been entitled upon such capital reorganization, reclassification, consolidation, merger, sale, lease or other transfer; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interest thereafter of the holders of the shares of Series A Preferred Stock shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the conversion of the shares of Series A Preferred Stock. The subdivision or combination of shares of Common Stock issuable upon conversion of shares of Series A Preferred Stock at any time outstanding into a greater or lesser number of shares of Common Stock (whether with or without par value) shall not be deemed to be a reclassification of the Common Stock of the Company for the purposes of this clause (v).

                       (vii) Timing of Issuance of Additional  Common Stock Upon
                   Certain Adjustments. In any case in which the provisions of this subparagraph (f) shall require that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event (A) issuing to the holder of any share of Series A Preferred Stock converted after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the shares of Common Stock issuable upon such conversion before giving effect to such adjustment and (B) paying to such holder any amount of cash in lieu of a fractional share Of Common Stock pursuant to subparagraph (e) of this paragraph 4; provided that the Company upon request shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares, and such cash, upon the occurrence of the event requiring such adjustment.
                                (g) Current  Market  Price.  The Current  Market
                   Price at any date shall mean the price per share of Common Stock on such date determined by the Board of Directors as provided below. The Current Market Price shall be the average of the daily closing prices per share of Common Stock for 30 consecutive business days ending no more than 5 business days before the day in question (as adjusted for any stock dividend, split, combination or reclassification that took effect during such 30 business day period). The closing price for each day shall be the last reported sales price regular way or, in case no such reported sales take place on such day, the average of the last reported bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, the average of the highest bid and the lowest asked prices quoted on the National Association of Securities Dealers Automated Quotation System; provided that if the Common Stock is not traded in such manner that the quotations referred to above are available for the period required hereunder, Current Market Price per share of Common Stock shall be deemed to be the higher of (i) book value or (ii) fair value as determined by an investment banking firm of nationally recognized standing selected by the unanimous vote of the Board of Directors, irrespective of any accounting treatment.
                                (h) Statement  Regarding  Adjustments.  Whenever
                   the Series A Conversion Price shall be adjusted as provided in subparagraph 4(f) and in paragraph 5, the Company shall forthwith file, at the office of any transfer agent for the Series A Preferred Stock and at the principal office of the Company, a statement showing in detail the facts requiring such adjustment and the Series A Conversion Price that shall be in effect after such adjustment, and the Company shall also cause a copy of such statement to be sent by mail, first class postage prepaid, to each holder of shares of Series A Preferred Stock at its address appearing on the Company's records. Each such statement shall be signed by the Company's independent public accountants. Where appropriate, such copy may be given in advance and may be included as part of a notice required to be mailed under the provisions of subparagraph 4(i).
                                (i) Notice to Holders.  In the event the Company
                   shall  propose  to take any action of the type  described  in clause (i) (but only if the action of the type described in clause (i) would result in an adjustment in the Series A Conversion Price), (iii), (iv) or (v) of subparagraph 4(f), the Company shall give notice to each holder of shares of Series A Preferred Stock in the manner set forth in subparagraph 4(h), which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Series A Conversion Price and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon conversion of shares of Series A Preferred Stock. In the case of any action which would require the fixing of a record date, such notice shall be given at least 15 days prior to the date so fixed, and in case of all other action, such notice shall be given at least 20 days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action, or the rights of holders of Series A Preferred Stock with respect to such action.
                              (j) Treasury Stock. For the purposes of this
                 paragraph 4, the sale or other disposition of any Common Stock of the Company theretofore held in its treasury shall be deemed to be an issuance thereof.
                              (k) Costs.  The Company shall pay all documentary,
                 stamp, transfer or other transactional taxes attributable to the issuance or delivery of shares of Common Stock of the Company upon conversion of any shares of Series A Preferred Stock provided that the Company shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the holder of the share of Series A Preferred Stock in respect of which such shares are being issued.
                              (l)  Reservation  of  Shares.  The  Company  shall
                 reserve at all times so long as any shares of Series A Preferred Stock remain outstanding, free from preemptive rights, out of its treasury stock or its authorized but unissued shares of Common Stock, or both, solely for the purpose of effecting the conversion of the shares of Series A Preferred Stock, sufficient shares of Common Stock to provide for the conversion of all outstanding shares of Series A Preferred Stock.
                              (m) Approvals. If any shares of Common Stock to be
                 reserved for the purpose of conversion of shares of Series A Preferred Stock require registration with or approval of any governmental authority under any Federal or state law before such shares may be validly issued or delivered upon conversion, then the Company will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be. If, and so long as, any Common Stock into which the shares of Series A Preferred Stock are then convertible is listed on any national securities exchange, the Company will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of such Common Stock issuable upon conversion.
                                (n) Valid  Issuance.  All shares of Common Stock
                   which may be issued upon conversion of the shares of Series A Preferred Stock will upon issuance by the Company be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof and the Company shall take no action which will cause a contrary result (including without limitation, any action which would cause the Series A Conversion Price to be less than the par value, if any, of the Common Stock).

                                (o) Certain Dividends and Distributions.  In the
                   event the Company shall declare a cash dividend or other distribution upon its Common Stock payable otherwise than out of retained earnings or net profits or shall distribute to holders of its Common Stock shares of its capital stock (other than Common Stock), stock or other securities of other Persons, evidences of indebtedness issued by the Company or others, other assets (other than cash) or any options, warrants or other rights to purchase any of the foregoing, then each holder of the Series A Preferred Stock then outstanding shall, upon the exercise Of his right to convert after the record date fixed for the determination of the holders of Common Stock of the Company entitled to receive such dividend or distribution (or if none is fixed, after the date such dividend or distribution is made), receive (in addition to the shares of Common Stock deliverable upon such conversion), the dividend or distribution (or, at the option of the Company, cash in an amount equal to the fair value thereof at the time of such dividend or distribution as determined by the Board of Directors) which would have been paid or distributed to such holder if he had converted immediately prior to such record date (or if none, the date of such dividend or distribution).
                             5. Additional Series A Conversion Price Adjustment.
                                (a) The Series A Conversion Price in effect
                   immediately prior to the adjustment provided for in this paragraph 5 shall be subject to adjustment according to the table below based upon the Company's earnings before taxes, interest expense and extraordinary items ("EBIT") for the fiscal year ending September 30, 1986. EBIT shall be as presented in the consolidated financial statements of the Company for such fiscal year, audited by Ernst & Whinney, and shall be calculated in accordance with generally accepted accounting principles, and consistent with the presentation for the fiscal year ended September 30, 1984. The Series A Conversion Price shall be adjusted such that the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock on a fully converted basis equals the percentage of the total stockholders' equity of the Company, determined on a fully diluted basis, set forth in the table below.

                                         EBIT             Percentage of
                                     (in thousands)       Common Equity
                                    ---------------       -------------
                                    $l5,418-11,102          30.11%
                                     11,101- 9,868          31.19%
                                      9,867- 8,635          33.35%
                                   Less than 8,635          35.50%



                                (b) The  Series A  Conversion  Price  adjustment
                  provided for in subparagraph 5(a) shall be effective as or March 31, 1987, shall be based on the number of shares Of Common Stock outstanding, determined on a fully diluted basis, on such date, and shall be subject to the following provisions:
                         (A) Public Offering. No adjustment shall be made in the
                  Series A Conversion Price pursuant to subparagraph 5(a), if on or prior to March 31, 1987, the Company files with the Securities and Exchange Commission a registration statement under the Securities Act of 1933, as amended, with respect to an underwritten public offering of the Company's Common Stock in which the pre-offering valuation of the Company's Common Stock (determined by an investment banking firm of nationally recognized standing) equals or exceeds $16.57 per share (as appropriately adjusted for any stock dividend, stock split, recapitalization or combination of shares), and such registration statement becomes effective and the execution and delivery of all agreements and the transfer of all funds contemplated by such offering occurs on or prior to June 30, 1987, and in which the aggregate gross offering proceeds equal or exceed $10,000,000.

                          (B) Sale of the Company.  No adjustment  shall be made
                  in the Series A Conversion Price pursuant to subparagraph 5(a), if on or prior to March 31, 1987, the Company enters into a valid and binding letter of intent agreement with a purchaser with respect to the sale of the Company (for consideration in cash, marketable securities valued by an investment banking firm of nationally recognized standing, or both) to such purchaser at an aggregate purchase price equal to or exceeding an amount equal to $16.57 per share of the Company's Common Stock (as appropriately adjusted for any stock dividend, stock split, recapitalization or combination of shares), and the execution and delivery of all agreements and the transfer of all funds contemplated by such sale as provided in the letter of intent agreement occurs on or prior to June 30, 1987.
                         (C) Previous Adjustment. No adjustment shall be made in
                  the Series A Conversion Price pursuant to subparagraph 5(a) above if an adjustment has previously been made in the Series A Conversion Price pursuant to subparagraph 4(f)(i)(B) above. No adjustment resulting in an increase in the Series A Conversion Price shall be made pursuant to subparagraph 5(a) above.
                               (c) If, there has been no adjustment in the Series A Conversion Price pursuant to subparagraphs 4(f)(i) and 5(a) above, then the Series A Conversion Price in effect immediately prior to the adjustment provided for in this subparagraph 5(c) shall be adjusted such that the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock on a fully converted basis equals 25.53% of the total stockholders' equity of the Company, determined on a fully diluted basis, if:
                         (i) the Company shall have EBIT as defined in
                subparagraph 5(a) for the fiscal year ending September 30, 1986, equal to or exceeding $15,419,000: or
                 (ii) on or prior to March 31, 1987, the Company files with the
            Securities and Exchange

                  Commission a registration statement under the Securities Act of 1933, as amended, with respect to an underwritten public offering Of the Company's Common Stock in which the pre-offering valuation of the Company's Common Stock (determined by an investment banking firm of nationally recognized standing) equals or exceeds $19.34 per share (as appropriately adjusted for any stock dividend, stock split, recapitalization or combination of shares), and such registration statement becomes effective and the execution and delivery of all agreements and the transfer of all funds contemplated by such offering occurs on or prior to June 30, 1987, and in which the aggregate gross offering proceeds equal or exceed $10,000,000: or
                      (iii) On or prior to March  31,  1987 the  Company  enters into a valid letter Of intent agreement with a purchaser with respect to the sale of the Company to such purchaser (for consideration in cash, marketable securities valued by an investment banking firm of nationally recognized standing, or both) at an aggregate purchase price which equals or exceeds an amount equal to $19.34 per share of the Company's Common Stock (as appropriately adjusted for any stock dividend, stock split, recapitalization or combination of shares), and the execution and delivery Of all agreements and the transfer Of all funds contemplated by such sale as provided in the letter of intent agreement occurs on or prior to June 30, 1987.
                               The Series A Conversion Price adjustment provided
                  for in this subparagraph 5(c) shall be effective as of March 31, 1987.
                               (d) All calculations under this paragraph 5 shall
                  be made to the nearest one hundredth (l/l00th) of a share. The Company shall provide each holder of shares of Series A Preferred Stock with a statement with respect to any adjustment in the Series A Conversion Price pursuant to this paragraph 5 as provided in subparagraph 4(h). The provisions of subparagraphs 4(k), 4(1), 4(m) and 4(n) shall apply with respect to any adjustment pursuant to subparagraph 5(a).

                              On March 31, 1987,  the Company  shall  deliver to
                 each holder of shares of Series A Preferred Stock a certificate, signed by its chief financial officer and its chief executive officer, dated such date, to the effect that, for the fiscal year 1986, the Company's consolidated operations and business were conducted in a manner consistent with past practices and that no extraordinary transactions or changes in such operations or business were engaged in or extraordinary accounting treatments or procedures used by the Company.
                              (e) Upon the  occurrence  of the closing of a sale
                 of the Company prior to March 31, 1987 for an aggregate purchase price less than an amount equal to $16.57 per share of the Company's Common Stock (as appropriately adjusted for any stock dividend, stock split, recapitalization or combination of shares), the Series A Conversion Price in effect immediately prior to such sale shall be adjusted such that the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock on a fully converted basis equals the percentage of the total stockholders' equity Of the Company, determined on a fully diluted basis, set forth in the table below:

                                    Consideration           Percentage of
                                      Per Share             Common Equity
                                    --------------          -------------
                                    $13.54 - 16.57             30.11%
                                     13.53 - 12.98             31.19%
                                     12.97 - 12.15             33.35%
                                    12.14 and below            35.50%

                 provided, however, that no such adjustment shall be made if an adjustment in the Series A Conversion Price has been made pursuant to subparagraph 4(f)(i)(B) above.
                              6. Redemption. The Company shall not redeem the
                 Series A Preferred Stock, in whole or in part.
                              7. Retirement of Shares. Shares of Series A
                 Preferred Stock which have been issued and have been redeemed, repurchased or reacquired in any manner by the Company shall be retired and shall not be reissued.

     8. General Provisions.
                                (a) The term  "Person" as used herein  means any
                  corporation, partnership, trust, organization, association, other entity or individual.
                               (b) The term "outstanding", when used with reference to shares of stock, shall mean issued shares, excluding shares held by the Company or a subsidiary.
                               (c) All  accounting  terms  used  herein  and not
                  expressly defined herein shall have the meanings given to them in accordance with generally accepted accounting principles.
                               (d) The headings of the paragraphs, subparagraphs, clauses and subclauses of this Article are for convenience of reference only and shall not define, limit or affect any of the provisions hereof.
                               (e) The term "Purchase  Agreement" as used herein
                  means the Purchase Agreement dated as of September 18, 1985 among the Company and the several Purchasers listed in
                  Schedule I thereto.
                               (f) The  term  "Inco  Agreement"  as used  herein
                  means the Supplemental Agreement dated as of September 18, 1985 among Inco United States Inc., the Company, Conrad A. Plimpton and Lance L. Knox, as in effect on September 18, 1985.

 II.  Series B Preferred Stock
                               1. The holders Of Series B Preferred  Stock shall
                  be paid out of funds legally available therefor dividends at the rate of Ninety-Five Dollars ($95.00) per share per annum, payable quarter-annually on the last days of December, March, June and September in each year, commencing December 31, 1985. Such dividends on the shares of Series B Preferred Stock shall accrue and be cumulative from the date of their issue. So long as any shares of Series B Preferred Stock are outstanding, no dividend or distribution, whether in cash or property, shall be paid, declared or made on Series A Preferred Stock or Common Stock and no Series A Preferred Stock or Common Stock shall be purchased, redeemed or otherwise acquired for value by the Company, unless full cumulative dividends on Series B Preferred Stock for all past quarter-annual dividend periods and for the then current quarter-annual dividend period shall have been declared and paid or set aside for payment.
                               2. In the event of any  liquidation,  dissolution
                  or winding up of the Company, the holders of Series B Preferred Stock shall be entitled to receive, out of the assets of the corporation available for distribution to its stockholders, before any distribution of assets shall be made to the holders of Series A Preferred Stock or Common Stock, the sum of One Thousand Dollars ($1,000.00) per share plus an amount equal to full cumulative dividends thereon, whether or not earned or declared, computed to the date of final distribution to the holders of Series B Preferred Stock. The consolidation or merger of the Company with any other corporation or corporations shall not, for the purposes of this paragraph 2, be deemed a liquidation, dissolution or winding up of the Company; provided, however, if any holder of Series A Preferred Stock treats any sale, lease or transfer of 50% or more of the assets of the Company or any subsidiary or any consolidation or merger as a liquidation under paragraph 2 of Section 1 above and becomes entitled to the preference set forth therein, the holders of Series B Preferred Stock shall be entitled for a period of 45 days to a preference, to the extent set forth above with respect to the shares of Series B Preferred Stock, over the Series A Preferred Stock in an amount equal to the preference to which the Series A Preferred Stock then became entitled.
                               3. (a)  Series  B  Preferred  Stock,  or any part
                  thereof, at any time outstanding may be redeemed by the Company, at its election expressed by resolution of the Board of Directors, at any time or from time to time, at the price of One Thousand Dollars ($1,000.00) per share, together in each case with full cumulative dividends thereon to the redemption date. If less than all the outstanding shares of Preferred Stock are to be redeemed pursuant to this subparagraph 3(a), the redemption shall be made on a pro rata basis in such manner as may be prescribed by the Board of Directors.
                               (b) On October 15, 1987, 1988, 1989 and 1990, the
                  Company shall redeem 395 shares of Series B Preferred Stock at a price of One Thousand Dollars ($1,000.00) per share, together with full cumulative dividends thereon to the redemption date.

                                 (c)  Notice  of every  redemption  of  Series B
                   Preferred Stock shall be mailed to the holders of record of the shares to be redeemed at their respective addresses as they shall appear on the stock books of the Company at least thirty days and not more than sixty days prior to the redemption date. If notice of redemption shall have been duly mailed and if, on or before the redemption date specified in the notice, the redemption price shall have been set aside by the Company, separate and apart from its other funds and deposited in a bank account of a member bank of the Federal Reserve System having a net worth as of its most recent balance sheet of at least $500,000,000, for the pro rata benefit of the holders of the shares so called for redemption, so as to be and continue to be available therefor, then, from and after the date of redemption so designated, notwithstanding that any certificate for shares of Series B Preferred Stock so called for redemption shall not have been surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding, the dividends thereon shall cease to accumulate and all rights with respect to the shares of Series B Preferred Stock so called for redemption shall forthwith on the redemption date cease and terminate, except only the right of the holders thereof to receive the redemption price of the shares so redeemed, including full cumulative dividends to the redemption date, but without interest.
                  4. Except as otherwise provided herein and except as provided by statute, Series B Preferred Stock shall have no voting rights. In case the quarter-annual dividend on Series B Preferred Stock is not paid in full on any two quarter-annual dividend payment dates (whether consecutive or not), then at any meeting of the stockholders of the Company held (or in connection with any action taken by the stockholders of the Company in writing) during the period commencing with such time and ending with the time when all arrears in dividends on Series B Preferred Stock shall have been paid and the full dividend on Series B Preferred Stock for the then current quarter-annual dividend period shall have been declared and paid or set aside for payment, the holders of Series B Preferred Stock present in person or represented by proxy at said meeting shall be entitled to one hundred (100) votes per share upon all matters submitted to a vote of stockholders at said meeting (or submitted to stockholders for action by written consent). Any vote of holders of Series B Preferred Stock provided for herein may be expressed by written consent or at any meeting of stockholders or at any special meeting called for the purpose of such vote.

                               5. Without the consent of the holders of at 2/3% of the aggregate number of shares of Series B__ _ Preferred Stock then outstanding, given in writing or by vote at a meeting of stockholders called for such purpose, the Company will not (a) increase the authorized amount of Series B Preferred Stock or (b) create or increase the authorized amount of any other class of stock nor reclassify the rights of any class of capital stock or issue any debt convertible into a class of stock entitled to a preference prior to or on parity with Series B Preferred Stock upon any dividend or distribution or any liquidation, distribution of assets, dissolution or winding-up of the Company.
                               6. The term "full cumulative  dividends" whenever
                  used herein with reference to any share of Series B Preferred Stock shall be deemed to mean an amount computed at the annual dividend rate from the date on which dividends on such shares became cumulative to and including the date to which such dividends are to be accrued less the aggregate amount of all dividends theretofore paid thereon.


 III. Common Stock
                               1. Dividends. After the requirements with respect
                  to preferential dividends upon Preferred Stock shall have been met, the holders of Common Stock shall be entitled to receive such dividends as may be declared from time to time by the Board of Directors.
                               2. Dissolution. After distribution in full of the
                  preferential amounts to be distributed to the holders of Preferred Stock then outstanding in the event of the liquidation, dissolution or winding up of the corporation, the holders of Common Stock shall be entitled to receive all the remaining assets of the Company available for distribution to its stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.
                               3. Voting. Each holder of Common Stock shall have
                  one vote in respect of each share of such stock held by him.

                               SECOND:  That the amendment of the Certificate of
                   Incorporation has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
                               IN WITNESS WHEREOF,  we have hereunto  subscribed
                   our names and affixed the seal of the Company this 19th day of September, 1985.

                               Lance L. Knox

                               Lance L. Knox
                           Vice Chairman of the Board


                    (Corporate Seal)

                               M. Finley Maxson

                               M. Finley Maxson
                               Assistant Secretary

                                       C.


                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION


              Exide  Electronics  Group,  Inc.,  a  corporation   organized  and
 existing under and by virtue of the General Corporation Law of the State of Delaware,

              DOES HEREBY CERTIFY:

              FIRST: That the Board of Directors of said corporation, at a meeting duly held on October 1, 1986, adopted the following resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

RESOLVED, that the Board of Directors approves that the Certificate of Incorporation of Exide Electronics Group, Inc. be amended by the addition of the following language to the appropriate section of the Certificate of Incorporation and that such actions be recommended to the Shareholders for adoption:

              TENTH: No Director of the corporation shall be personally liable to the corporation or to its Stockholders for monetary damages for breach of fiduciary duty as a Director, provided that this provision shall not limit the liability of a Director (a) for any breach of the Stockholders, (b) for acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (c) under Section 174 of Title 8 of the Delaware Code, or (d) for any transaction from which section does not limit the liability of a Director for any act or omission occurring prior to the date when this section becomes effective.

              FURTHER RESOLVED, That the above Resolution be added to the Bylaws of Exide Electronics Group, Inc., under Article X, Section 7.

              SECOND: That in lieu of a meeting and vote of Stockholders, the Stockholders have given unanimous written consent to said amendment in accordance with the provisions of section 228 of the General Corporation Law of the State of Delaware.

              THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of sections 242 and 228 of the General Corporation Law of the State of Delaware.

              IN WITNESS WHEREOF, said Exide Electronics Group, Inc. has caused this certificate to be signed by its Vice President and attested by its Assistant Secretary this fifth day of January, 1987.



              EXIDE ELECTRONICS GROUP, INC.

              By:   Warren J. Johnson

                    Warren J. Johnson

              Its:  Vice President

             CERTIFICATE OF AMENDMENT OF
             CERTIFICATE OF INCORPORATION OF
             EXIDE ELECTRONICS GROUP, INC.


             EXIDE ELECTRONICS GROUP, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"),

             DOES HEREBY CERTIFY:
                   FIRST: That the Board of Directors of the Corporation, by the
              written consent of all of its members, filed with the minutes of the Board, adopted resolutions proposing and declaring advisable the amendments to the Certificate of Incorporation of said corporation set forth in Exhibit A hereto.
                  SECOND:   That  in  lieu  of  a   meeting   and  vote  of  the
              stockholders,   the  holders  of  at  least   two-thirds   of  the
              outstanding shares of each class of stock of the Corporation entitled to vote on said amendments have given their written consent thereto in accordance with the provisions of the Certificate of Incorporation and By-laws of the Corporation and
              Section  228 of the  General  Corporation  Law  of  the  State  of
              Delaware.
                  THIRD:  That the  aforesaid  amendments  were duly  adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.
                  IN WITNESS WHEREOF,  Exide  Electronics  Group,  Inc. has
              caused this Certificate of Amendment to be signed and attested by Nicholas J,. Costanza, its Vice President, Chief Legal Counsel and Assistant Secretary, this 11th day of December, 1989.

             [Seal]                          EXIDE ELECTRONICS GROUP, INC.


                                                       By:  Nicholas J. Costanza

                                                            Nicholas J. Costanza
                                                                 Vice President,
                                                         Chief Legal Counsel and
                                                             Assistant Secretary

                                   EXHIBIT A
                   A. Article FOURTH of the Certificate of Incorporation be, and
             it hereby is amended by deleting the introductory paragraph and inserting the following new introductory paragraph and new Section I and by redesignating the existing Sections I, II, and III as Sections II, III, and IV, respectively:

                   FOURTH. The total number of shares of
            stock  which  the  Company  shall  have  authority  to issue is eighteen million ninety-one thousand five hundred eighty (18,091,580) shares divided into two million (2,000,000) shares of Preferred Stock, par value $0.01 per share, one million ninety thousand (1,090,000) shares of Series A Preferred Stock, par value $10.00 per share, one thousand five hundred eighty (1,580) shares of Series B Preferred Stock, par value $1,000.00 per share, and fifteen million (15,000,000) shares of Common Stock, par value $0.01 per share.

              I. Preferred Stock
                   The Board of Directors is  authorized  to issue the Preferred
             Stock, subject to limitations prescribed by law and the provisions of this Certificate, as shares of preferred stock in series, and is authorized, by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. The authority of the Board of Directors with respect to each such series shall include, but not be limited to, determination of the following:

                       (1) The number of shares  constituting  that  series
             and the distinctive designation of that series;
                        (2) The  dividend  rate on the  shares  of that  series,
             whether the dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of the payment of dividends on shares of that series;

                       (3) Whether  that series  shall have  voting  rights,  in
             addition to the voting rights provided by law, and, if so, the terms of such voting rights;
                       (4) Whether that series shall have conversion privileges,
             and, if so, the terms and conditions of such conversion, including provisions for adjustment of the conversion rate in such events as the Board of Directors shall determine;
                       (5)  Whether  or not the shares of that  series  shall be
             redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;
                       (6) Whether that series shall have a sinking fund for the
             redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;
                       (7) The  rights  of the  shares  of that in the  event of
             voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series;

                       (8) Any other relevant rights, preferences and limitations of that series.
                       Dividends on outstanding  shares of preferred stock shall
             be paid or declared and set apart for payment, before any dividends shall be paid or declared and set apart for payment on the common shares with respect to the same dividend period.

                       If  upon  any  voluntary  or   involuntary   liquidation,
             dissolution or winding up of the Corporation, the assets available for distribution to the holders of shares of preferred stock of a11 series shall be insufficient to pay such holders the full preferential amounts to which they are entitled, then such assets shall be distributed ratably among the shares of all series of preferred stock in accordance with the respective preferential amounts (including unpaid cumulative dividends, if any) payable with respect thereto."

                            "No  actions  may be  taken by the  holders  of
              Common Stock by consenting to such actions in writing without a meeting."

                B. Article FOURTH, Section IV, Subsection 3 of the
              Certificate of Incorporation be, and it hereby is, amended by inserting the following after the first sentence of said
              Subsection:
              C. Article FOURTH of the Certificate of Incorporation be,
              and it hereby is, amended by inserting the following new Subsection 4 to Section IV:
                    "4.  Supermajority  Vote for Certain Corporate  Actions.  In
              addition to any class voting requirements under the General Corporation Law of Delaware, (i) should the individuals who were directors of the Corporation at the beginning of any immediately preceding period of twenty-four (24) consecutive months cease for any reason to constitute at least a majority of the Board of Directors or (ii) should direct or indirect beneficial ownership of more than twenty percent (20%) of the Corporation's outstanding securities entitled to vote in elections of directors be acquired by any person or group (as such terms are used in Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended), except for any person or group that held more than twenty percent
              (208) of the Corporation's outstanding securities entitled to vote in elections of directors on October 2E, 1989 and did not subsequently hold twenty (208) or less of the Company's outstanding securities entitled to vote in elections of directors, then the Corporation shall not, without the vote of stockholders holding at least eighty percent (80%) of the power to vote, as determined in accordance with this Article FOURTH:
                        (1) Enter into any agreement to merge or  consolidate or
              effectuate the merger or consolidation of the Corporation with or into any other corporate entity;
                        (2) Enter  into any  agreement  for the  sale,  lease or
              assignment, or effect the sale, lease or assignment, of all or substantially all of the assets and properties of the Corporation; or

                    D. Article SEVENTH of the Certificate of
          Incorporation be, and it hereby is, amended by deleting such
      Article in its entirety and inserting in lieu thereof the following:

                              SEVENTH
                         (3) Amend any provision of Subsections 3 or 4 of
                           Section IV of this Article FOURTH;
                       provided  that the Board of  Directors is  authorized  to
             waive the application of this paragraph to any transaction described in (1) or (2) between the Corporation and any subsidiary of the Corporation, if none of the capital stock of such subsidiary is held by a person (other than the Corporation, any subsidiary of the Corporation, or any pension, savings or other employee benefit plan for the benefit of employees of the Corporation and/ or any subsidiary of the Corporation) that is the beneficial owner, directly or indirectly, of more than twenty percent (208) of the voting power of the Corporation, as determined in accordance with Article FOURTH."

                   (a) Elections of the directors  need not be by written ballot unless the by-laws of the corporation shall so provide.
                   (b) The number of directors shall be fixed as provided in the
             By-laws of the Corporation. Effective following the time the Certificate of Amendment containing this clause becomes effective, the Board of Directors shall be divided, by resolution of the Board of Directors, into three classes (which at all times shall be as nearly equal in number as possible), with the term of office of the first class to expire at the 1991 annual meeting of stockholders, the term of office of the second class to expire at the 1992 annual meeting of stockholders and the term of office of the third class to expire at the 1993 annual meeting of stockholders. At each annual meeting of stockholders following such initial classification and election, directors elected to succeed those directors whose terms expire shall be elected for a term to expire at the third succeeding annual meeting of stockholders after their election. The foregoing notwithstanding, each director shall serve until his successor has been duly elected and qualified, unless he shall resign become disqualified or disabled or otherwise be removed."

                E. Article NINTH of the Certificate of Incorporation be,
              and it hereby is, amended by deleting such Article in its entirety and insert in lieu thereof the following:

                    "NINTH.  Directors  may be removed by the  stockholders
             only for cause, in accordance with the procedures set forth in the by-laws."
 F. The Certificate of Incorporation be, and it hereby is, amended by inserting the following new Article ELEVENTH after the last sentence of Article TENTH:

                 "ELEVENTH

              (a) Indemnification of Directors and Officers for Actions,  Suits,
             or Proceedings Other than by or in the Right of the Corporation.
To the full extent permitted by law, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that he is or was or has agreed to become a director or officer of the Corporation or is or was serving or has agreed to serve at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise (including employee benefit plans), or by reason of any action alleged to have been taken or omitted in such capacity, against costs, charges, expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with any threatened, pending or completed action, suit or proceeding and any appeal therefrom, including but not limited to liability and expenses incurred on account of profits realized by him in the purchase or sale of securities of the Corporation, if and only if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful; the termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption  that the person did not
                      act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                                   (b)  Indemnification  of  Directors  and
                      Officers  for  Actions or Suits by or in the Right of
                      the Corporation.
                                   To the  full  extent  permitted  by law,  the
                      Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was or has agreed to become a director or officer of the Corporation or is or was serving or has agreed to serve at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise (including employee benefit plans), or by reason of any action alleged to have been taken or omitted in such capacity, against costs, charges and expenses (including attorneys' fees) actually and reasonably incurred by him or on his behalf in connection with the defense or settlement of any threatened, pending or completed action or suit and any appeal therefrom, or the defense or settlement of any claim, issue or matter, if and only if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such costs, charges and the expenses which the Court of Chancery or such other court shall deem proper.

                                   (c)   Indemnification   of  Others   for
                      Actions,  Suits,  or Proceedings  Other than by or in
                      the Right of the Corporation.
                            To  the   full   extent   permitted   by  law,   the
                      Corporation, in the sole discretion of the Board of Directors of the Corporation, may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that he is or was or has agreed to become an employee, agent or contractor of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee, agent or contractor of another corporation, partnership, joint venture, trust or other enterprise (including employee benefit plans), or by reason of any action alleged to have been taken or omitted in such capacity, against costs, charges, expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with any threatened, pending or completed action, suit or proceeding and any appeal therefrom, including but not limited to liability and expenses incurred on account of profits realized by him in the purchase or sale of securities of the Corporation, if and only if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful; the termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                                 (d)  Indemnification  of Others for  Actions-or
                     Suits by or in the Right of the Corporation.
                           To the full extent permitted by law, the Corporation,
                     in the sole discretion of the Board of Directors of the Corporation, may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was or has agreed to become an employee, agent or contractor of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee, agent or contractor of another corporation, partnership, joint venture, trust or other enterprise (including employee benefit plans), or by reason of any action alleged to have been taken or omitted in such capacity, against costs, charges and expenses (including attorneys' fees) actually and reasonably incurred by him or on his behalf in connection with the defense or settlement of any threatened, pending or completed action or suit and any appeal therefrom, or the defense or settlement of any claim, issue or matter, if and only if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, such person is fairly and-reasonably entitled to indemnity for such costs, charges and expenses which the Court of Chancery or such other court shall deem proper.
                                 (e)  Indemnification  for  Costs,  Charges  and
                     Expenses of Successful Party.
                           Notwithstanding   the   other   provisions   of  this
                     Certificate, to the extent that a director or officer of the Corporation or other person indemnified under Sections I through IV, herein, has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any action, suit or proceeding referred to above, or in defense of any claim, issue or matter therein, he shall be indemnified against all costs, charges and expenses (including attorneys' fees) actually and reasonably incurred by him or on his behalf in connection therewith.
                                 (f)  Determination of Right of Indemnify
                           Unless   otherwise    ordered   by   a   court,   any
                     indemnification under Sections I through IV, herein, shall be paid by the Corporation unless a determination is made
                     (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders, that indemnification of an
                       individual entitled to indemnification under Sections I
                        through IV, herein, i8 not proper in the circumstances
                      because he has not met the applicable standard of conduct
                             set forth in Sections I through IV, herein.
                                  (g)  Advance Payment  of  Costs,  Charges  and
                     Expenses.
                           To the full extent  permitted by law, the Corporation
                     shall, upon request, pay costs, charges and expenses (including attorneys' fees) incurred by a person entitled to indemnification pursuant to Sections I and II, herein, and, if applicable, pursuant to Sections III and IV, herein, in defending a civil or criminal action, suit or proceeding in advance of the final disposition of such action, suit or proceeding; provided, however, that the payment of such costs, charges and expenses incurred by a director or officer in his capacity as a director or officer (and not in any other capacity in which service was or is rendered-by such person while a director or officer) in advance of the final disposition of such action, suit or proceeding shall be made only upon receipt of an undertaking by or on behalf of the director or officer to repay all amounts so advanced in the event that it shall ultimately be determined that such director or officer is not entitled to be indemnified by the Corporation as authorized in this certificate; such costs, charges and expenses incurred by other employees, agents and contractors may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.
                                  (h) Procedure for Indemnification.
                           Any  indemnification or advance of costs, charges and
                     expenses provided for in Sections I through VII, herein, shall be made promptly, and in any event within sixty days, upon the written request of the person entitled to indemnification; the right to indemnification or advances as granted by this Certificate shall be enforceable by a director or officer or other person indemnified hereunder in any court of competent jurisdiction. If the Corporation denies such request, in whole or in part, or if no disposition thereof is made within sixty days, such person's costs, charges and expenses incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such action shall also be indemnified by the Corporation; it shall be a defense to any such action (other than an action brought to enforce a claim for the advance of costs, charges and expenses pursuant to Section VII,
                      herein, where the required undertaking, if any, has been received by the Corporation) that the claimant has not met the standard of conduct set forth in Sections I through IV, herein, but the burden of proving such defense shall be on the Corporation. Neither the failure of the
                      Corporation (including its Board of Directors, its independent legal counsel, and its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections I through IV, herein, nor the fact that there has been an actual determination by the Corporation (including its Board of Directors, its independent legal counsel, and its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.
                                   (i) Authorization of Corporation Officers.
                           The proper officers of the Corporation  are, and each
                      of them acting without the other is, authorized to take any action, for and in the name of the Corporation, which he deems necessary or appropriate (as conclusively presumed from the taking of such action) to carry out and effect the foregoing Sections I through VIII.
                                   (j)  Other  Rights;  Continuation of Right to
                      Indemnification.
                            The  indemnification  and  advancement  of  expenses
                      provided by this Certificate shall not be deemed exclusive of any other rights to which a person seeking indemnification or advancement of expenses may be entitled under any law (present or future, common or statutory), by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office or while employed by or acting as agent for the Corporation, and shall continue as to a person who has ceased to serve in the capacity making him eligible for indemnification, and shall inure to the benefit of the
                      estate,  heirs,   executors  and  administrators  of  such
                      person; all rights to indemnification under this Certificate shall be deemed to be a contract between the Corporation and each director and officer of the Corporation and, as applicable, any other person indemnified hereunder who serves or served in such  capacity  at any
                     time while this Certificate as well as the relevant provisions of the Delaware General Corporation Law or any other applicable laws are or were in effect; any repeal or modification hereof or of such provisions of such law shall not in any way diminish any rights to indemnification of such director or officer or other person entitled to indemnification or the obligations of the Corporation arising hereunder.
                    (k)  Savings Clause.

                     If this Certificate or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director and officer, and may indemnify any other person entitled to indemnification, as to costs, charges and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, to the full extent permitted by any applicable portion of this Certificate that shall not have been invalidated and to the full extent permitted by applicable law. To the full extent permitted by law, the Corporation may enter into and perform agreements with persons, including, without limitation, present and former officers, directors and employees of the Corporation and of companies acquired by or merged with the Corporation, obligating the Corporation, among other things, to provide indemnification and advancement of costs, charges and expenses to such persons in addition to any indemnification or advancement which may be available to such person under Sections I through X of this Certificate.
              (l) Insurance.
                           The Board of Directors may cause the  Corporation  to
                     purchase and maintain insurance on behalf of any person who is or was or has agreed to become a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise (including employee benefit plans) against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the Corporation would have the power to indemnify such person.

                                                                             (m)

                            Adoption of By-laws.
                            The Board of  Directors  may from time to time adopt
                      By-laws with respect to indemnification and may amend such By-laws to provide at all times the fullest indemnification permitted by the General Corporation Law of the State of Delaware.".

                            CERTIFICATE OF AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION
                                       OF
                         EXIDE ELECTRONICS GROUP, INC.

                         Exide Electronics Group, Inc., a corporation  organized
            and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that:

                              FIRST:   The  name  of  the  Corporation is  Exide
            Electronics Group, Inc.
                              SECOND:  The  introductory   paragraph  of Article
            FOURTH of the Certificate of Incorporation of the Corporation is amended in its entirety as follows:
                                   "FOURTH.  The total number of shares of stock
            which the Company shall have authority to issue is thirty-two million (32,000,000) shares divided into two million (2,000,000) shares of Preferred Stock, par value $.01 per share, and thirty million (30,000,000) shares of Common Stock, par value $.01 per share."
                              THIRD:  The foregoing  amendment to Article FOURTH
            of the Certificate of Incorporation was duly adopted by the Corporation in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
                              IN WITNESS WHEREOF,  Exide Electronics Group, Inc.
            has caused this Certificate of Amendment to be signed by Marty R. Kittrell, its Vice-President and Chief Financial Officer, and attested by Nicholas J. Costanza, its Secretary, this 24th day of February, 1995.

                                                   EXIDE ELECTRONICS GROUP, INC.

                                                               Marty R. Kittrell

                                                               Marty R. Kittrell
                                                              Vice-President and
                                                         Chief Financial Officer

                         Attest:

                         Nicholas J. Costanza
                         Nicholas J. Costanza
                        Secretary

                                     BY-LAWS
                                        OF
                          EXIDE ELECTRONICS GROUP, INC.
                      (As Amended Through December 21, 1989)
              Article I
              OFFICES
                    Section 1. The registered office shall be in the City of Wilmington, County of New Castle, State of Delaware.
                    Section 2. The corporation may also have offices at such other places both within and without the State of Delaware as the board of directors may from time to time determine or the business of the corporation may require.
              ARTICLE II
              MEETINGS OF STOCKHOLDERS
                    Section 1. Meetings of stockholders for any purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.
                    Section 2. Annual meetings of stockholders shall be held on the fourth Tuesday in February, if not a legal holiday, and if a legal holiday, then on the next secular day following, or at such other date as shall be designated from time to time by the board of directors and stated in the notice of the meeting, at which they shall elect a board of directors and transact such other business as may properly be brought before the meeting.
                    Section 3. Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting.
                    Section 4. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.
           Section 5. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, may be called by the Chairman and shall be called by the Chairman or secretary at the request in writing of a majority of the board of directors, or at the request in writing of stockholders owning a majority in the amount of any class of capital stock of the corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting.
           Section 6. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given not less than ten nor more than sixty days before the date of the meeting, to each stockholder entitled to vote at such meeting.
           Section 7. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

           Section 8. The holders of stock having more than fifty percent of the voting power of the stock issued and outstanding, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is foe more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.
           Section 9. When a quorum is present at any meeting, the vote of the holders of stock having more than fifty percent of the voting power of the issued and outstanding stock, present in person or represented by proxy, shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the certificate of incorporation or of these by-laws, a different vote is required, in which case such express provision shall govern and control the decision of such question.
           Section 10. Except as otherwise provided in the certificate of incorporation, each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted after three years from its date, unless the proxy provides for a longer period. As used herein, the term "voting power" means the power to vote for the election of directors at the time any determination of voting power is made and does not include the right to vote upon the happening of some condition or event which has not yet occurred.
           Section 11. Unless otherwise provided in the certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of the corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less then the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporation action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.
                                   ARTICLE III
                                    DIRECTORS
                  Section 1. The numbers of directors which shall constitute the whole board shall be not less than six (6) nor more than fifteen (15), as may be determined from time to time by a resolution adopted by the board of directors.
                  Section 2. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of directors then in office, though less than a quorum, or by the sole remaining director, unless otherwise provided in the certificate of incorporation.
                  Section 3. The Board of Directors shall be divided into three classes (which at all times shall be as nearly equal in number as possible), with the term of office of the first class to expire at the 1991 annual meeting of stockholders, the term of office of the second class to expire at the 1992 annual meeting of stockholders, and the term of office of the third class to expire at the 1993 annual meeting of stockholders. At each annual meeting of stockholders following such initial classification and election, directors elected to succeed those directors whose terms expire shall be elected for a term to expire at the third succeeding annual meeting of stockholders after their election. The foregoing notwithstanding, each director shall serve until his successor has been duly elected and qualified, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner provided by statute. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum. A director so chosen to fill a vacancy shall hold office until the expiration of the term of the director whose position he has filled and until his successor has been duly elected and qualified, unless sooner displaced. If the Board of Directors increases the authorized number of directors, each newly created directorship shall be assigned to a class in such a manner as to keep the classes as nearly equal in number as possible. A director chosen to fill a newly created directorship shall hold office until the annual meeting of stockholders at which the term of other directors in his class expires and until his successor has been duly elected and qualified, unless sooner displaced.
                  Section 4. The business of the corporation shall be managed by or under the direction of its board of directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation or by these by-laws directed or required to be exercised or done by the stockholders.
                        Meetings of the Board of Directors
                 Section 5. The board of directors of the corporation may hold meetings, both regular and special, either within or without the State of Delaware.
                 Section 6. The first meeting of each newly elected board of directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order to legally constitute the meeting, provided a quorum shall be present. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected board of directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or as shall be specified in a written waiver signed by all of the directors.
                 Section 7. Regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board.

                 Section 8. Special meetings of the board of directors may be called by the Chairman or the secretary, and shall be called by the secretary upon the written request of a majority of the board of directors. Notice of the time and place of such meetings shall be served upon or telephoned to each director at least 24 hours, or mailed (postage prepaid) or telegraphed (charges prepaid) to each director at his address as shown on the books of the corporation at least 48 hours prior to the time of the meeting, and if such notice is mailed or telegraphed as above provided, the notice shall be deemed to have been given at the time it is deposited in the United States mail or with the telegraph office for transmission, as the case may be.
                 Section 9. At all meetings of the board a majority of directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation. If a quorum shall not be present at any meeting of the board of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.
                 Section 10. Unless otherwise restricted by the certificate of incorporation or these by-laws, any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting, if all members of the board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the board or committee.
                 Section 11. Unless otherwise restricted by the certificate of incorporation or these by-laws, members of the board of directors, or any committee designated by the board of directors, may participate in a meeting of the board of directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.
              Committees of Directors
                  Section 12. The board of directors may, by resolution passed by a majority of the whole board, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.
                  Any such committee, to the extent provided in the resolution of the board of directors, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may {require it; but no such committee shall have the power or authority in reference to amending the certificate of incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the by-laws of the corporation; and, unless the resolution or the certificate of incorporation expressly so provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the board of directors.
              Section 13
                              Each committee  shall keep regular minutes of its
 meetings and report the same to the board of directors when required.
                            Compensation of Directors
                   Section 14. Unless otherwise restricted by the certificate of incorporation or these by-laws, the board of directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.
              Removal of Directors
                   Section 15.  Directors  may be removed  only for cause by the holders of stock having more than fifty percent of the voting power of all outstanding stock.
                                    ARTICLE IV
                                     NOTICES
                   Section 1. Whenever,  under the provisions of the statutes or of the certificates of incorporation or of these bylaws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice  shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by telegram or telephone.
                   Section 2.  Whenever any notice is required to be given under the provisions of the statutes or of the certificate of incorporation or of these by-laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Attendance of a person, either in person or by proxy, at any meeting, shall constitute a waiver of notice of such meeting, except where a person attends a meeting for the express purpose of objecting to the transaction of any business because the meeting was not lawfully called or convened.
                                    ARTICLE V
 OFFICERS
                   Section  1.  The  Board of  Directors  shall  elect  from its membership a chairman of the board of directors (herein called "Chairman") and from its membership or outside thereof a president, a vice president, a secretary and a treasurer. The board of directors may also choose from its membership a vice chairman of the board of directors and from its membership or outside thereof additional vice presidents, and one or more assistant secretaries and assistant treasurers. Any number of offices may be held by the same person, unless the certificate of incorporation or these by-laws otherwise provide.
                   Section 2. The board of directors at its first  meeting after each annual meeting of stockholders shall choose a Chairman, a president, one or more vice presidents, a secretary and a treasurer. The board of directors at its first meeting after each annual meeting of stockholders may also choose one or more assistant secretaries and one or more assistant treasurers.
                   Section  3. The board of  directors  may  appoint  such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board.
                   Section 4. The  salaries  of all  officers  and agents of the corporation shall be fixed by the board of directors.
                   Section 5. The officers of the corporation  shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the board of directors may be removed at any time by the affirmative vote of a majority of the board of directors. Any vacancy occurring in any office of the corporation shall be filled by the board of directors.

                                   The Chairman
                   Section 6. The Chairman shall preside at all meetings of the stockholders and the board of directors and shall see that all orders and resolutions of the board of directors are carried into effect. In the event of the absence or disability of the president, the Chairman shall exercise and perform the duties, powers and functions of the president until such time as the board of directors may otherwise direct.
                   Section 7. The vice chairman of the board of directors shall, in the absence of the chairman of the board of directors or his inability to act, perform the duties of the Chairman. The vice chairman of the board of directors shall also have such other duties and powers as may be assigned to our vested in him from time to time by the board of directors. >
                                  The President
                   Section 8. The president shall be the chief executive officer of the corporation and, as such, shall supervise, direct and assign duties to those officers and agents of the corporation who are engaged in its affairs. He shall submit to the board of directors such reports with respect to the affairs of the corporation as he deems appropriate and necessary to keep the board of directors advised with respect thereto, and such other reports as the board of directors or committee thereof may from time to time request. The president shall also have such other duties and powers as may be assigned to or vested in him from time to time by the board of directors.
              The Vice Presidents
                   Section 9. In the absence of the president, the Chairman and the vice chairman or in the event of their inability or refusal to act, the vice president (or in the event there be more than one vice president, the vice presidents in the order designated by the directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. The vice presidents shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

                      The Secretary and Assistant Secretary
                  Section 10. The secretary shall attend all meetings of the board of directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the board of directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the board of directors, and shall perform such other duties as may be prescribed by the board of directors or president, under whose supervision he shall be. He shall have custody of the corporate seal of the corporation and he, or an assistant secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his signature or by the signature of such assistant secretary. The board of directors may give general authority to any officer to affix the seal of the corporation and to attest the affixing by his signature.
                  Section 11. The assistant secretary, or if there be more than one, the assistant secretaries in the order determined by the board of directors (or if there be no such determination, then in the order of their election), shall, in the absence of the secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.
                      The Treasurer and Assistant Treasurers
                  Section 12. The treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors.
                  Section 13. He shall disburse the funds of the corporation as may be ordered by the board of directors, taking proper vouchers for such disbursements, and shall render to the Chairman and the board of directors, at its regular meetings, or when the directors so require, an account of all his transactions as treasurer and of the financial condition of the corporation.
                  Section 14. If required by the board of directors, he shall give the corporation a bond (which shall be renewed every six years) in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

                  Section 15. The assistant treasurer, or if there shall be more than one, the assistant treasurers in the order determined by the board of directors (or if there be no such determination, then in the order of their election), shall, in the absence of the treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.
                                    ARTICLE VI
              STOCK CERTIFICATES
                   Section 1. Every holder of stock in the corporation shall be entitled to have a certificate, signed by, or in the name of the corporation by, the Chairman or vice chairman of the board of directors, or the president or a vice president and the treasurer or an assistant treasurer or the secretary or an assistant secretary of the corporation, certifying the number of shares owned by him in the corporation.
                   Section 2. If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.
                   Section 3. Any of or all the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

              Lost Certificates
                    Section 4. The board of directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

              Transfer of Stock
                    Section 5. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.
                                Fixing Record Date
                    Section 6. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any- adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

              Registered Stockholders
                   Section 7. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.
                                   ARTICLE VII
                                GENERAL PROVISIONS
              Dividends
                   Section 1. Dividends upon the capital stock of the corporation, subject to the provisions of the certificate of incorporation, if any, may be declared by the board of directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation.

                   Section 2. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.
                                 Annual Statement
                   Section 3. The board of directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.
                                      Checks
                   Section 4. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.
Fiscal Year
                   Section 5. The fiscal year of the corporation shall be fixed by resolution of the board of directors.
             Seal
                   Section 6. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the words "Corporate Seal, Delaware" The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.
                                   ARTICLE VIII
                                    AMENDMENTS
                   Section 1. These By-Laws may be altered or repealed (1) at any meeting of the Stockholders or of the board of directors, including any conference telephone meeting of the board of directors or (2) by written consent of the board of directors.
              ARTICLE IX
                                  Miscellaneous
                   Section 1. Unless otherwise ordered by the board of directors, the Chairman of the board or the vice chairman or the president or any vice president or the secretary or the treasurer in person or by proxy or proxies appointed by any of them shall have full power and authority on behalf of the Corporation to vote, act and consent with respect to any shares of stock issued by other corporations which the corporation may own or as to which the corporation otherwise has the right to vote, act or consent.
                                    ARTICLE X
 Indemnification of Directors, Officers and Employees
         Section 1. Indemnification of Directors and Officers for
 Actions, Suits, or Proceedings Other than by or in the Right of the Corporation. To the full extent permitted by law, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was or has agreed to become a director or officer of the Corporation or is or was serving or has agreed to serve at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise (including employee benefit plans) or by reason of any action alleged to have been taken or omitted in such capacity against costs, charges, expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with any threatened, pending or completed action, suit or proceeding and any appeal therefrom including but not limited to liability and expenses incurred on account of profits realized by him in the purchase or sale of securities of the Corporation, if and only if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful; the termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not oppose: to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.
                   Section 2. Indemnification of Directors and Officers for Actions or Suits by or in the Right of the Corporation. To the full extent permitted by law, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was or has agreed to become reason of the fact that he is or was or has agreed to become a director or officer of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise (including employee benefit plans), or by reason of any action alleged to have been taken or omitted in such capacity, against costs, charges and expenses (including attorneys' fees) actually and reasonably incurred by him or on his behalf in connection with the defense or settlement of any threatened, pending or completed action or suit and any appeal therefrom, or the defense or settlement of any claim, issue or matter, if and only if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such costs, charges and expenses which the Court of Chancery or such other court shall deem proper.
                   Section 3. Indemnification of Others for Actions, Suits, or Proceedings Other than by or in the Right of the Corporation. To the full extent permitted by law, the Corporation, in the sole discretion of the Board of Directors of the Corporation, may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that he is or was or has agreed to become an employee, agent or contractor of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee, agent or contractor of another corporation, partnership, joint venture, trust or other enterprise (including employee benefit plans), or by reason of any action alleged to have been taken or omitted in such capacity, against costs, charges, expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with any threatened, pending or completed action, suit or proceeding and any appeal therefrom, including but not limited to liability and expenses incurred on account of profits realized by him in the purchase or sale of securities of the Corporation, if and only if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful; the termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.
                   Section 4. Indemnification of Others for Actions or Suits by or in the Right of the Corporation. To the full extent permitted by law, the Corporation, in the sole discretion of the Board of Directors of the Corporation, may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was or has agreed to become an employee, agent or contractor of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee, agent or contractor of another corporation, partnership, joint venture, trust or other enterprise (including employee benefit plans), or by reason of any action alleged to have been taken or omitted in such capacity, against costs, charges and expenses (including attorneys' fees) actually and reasonably incurred by him or on his behalf in connection with the defense or settlement of any threatened, pending or completed action or suit and any appeal therefrom, or the defense or settlement of any claim, issue or matter, if and only if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such costs, charges and expenses which the Court of Chancery or such other court shall deem proper.
                   Section 5. Indemnification for Costs, Charges and Expenses of Successful Party. Notwithstanding the other provisions of these By-laws, to the extent that a director or officer of the Corporation or other person indemnified under Sections 1 through 4, herein, has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any action, suit or proceeding referred to above, or in defense of any claim, issue or matter therein, he shall be indemnified against all costs, charges and expenses (including attorneys' fees) actually and reasonably incurred by him or on his behalf in connection therewith.
                   Section 6. Determination of Right to Indemnification. Unless otherwise ordered by a court, any indemnification under Sections 1 through 4, herein, shall be paid by the Corporation unless a determination is made (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders, that indemnification of an individual entitled to indemnification under Sections 1 through 4, herein, is not proper in the circumstances because he has not met the applicable standard of conduct set forth in Sections 1 through 4, herein.
                   Section 7. Advance Payment of Costs, Charges and Expenses. To the full extent permitted by law, the Corporation shall, upon request, pay costs, charges and expenses (including attorneys' fees) incurred by a person entitled to indemnification pursuant to Sections 1 and Z, herein, and, if applicable, pursuant to Sections 3 and 4, herein, in defending a civil or criminal action, suit or proceeding in advance of the final disposition of such action, suit or proceeding; provided, however, that the payment of such costs, charges and expenses incurred by a director or officer in his capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer) in advance of the final disposition of such action, suit or proceeding shall be made only upon receipt of an undertaking by or on behalf of the director or officer to repay all amounts so advanced in the event that it shall ultimately be determined that such director or officer is not entitled to be indemnified by the Corporation as authorized in these By-laws; such costs, charges and expenses incurred by other employees, agents and contractors may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.
                   Section 8. Procedure for Indemnification Any indemnification or advance of costs, charges and expenses provided for in Sections l through 7, herein, shall be made promptly, and in any event within sixty (60) days, upon the written request of the person entitled to indemnification; the right to indemnification or advances as granted by-these By-laws shall be enforceable by a director or officer or other person indemnified hereunder in any court of competent jurisdiction. If the Corporation denies such request, in whole or in part, or if no disposition thereof is made within sixty (60) days, such person's costs, charges and expenses incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such action shall also be indemnified by the Corporation; it shall be a defense to any such action (other than an action brought to enforce a claim for the advance of costs, charges and expenses pursuant to Section 1, herein, where the required undertaking, if any, has been received by the Corporation) that the claimant has not met the standard of conduct set forth in Sections l through 4, herein, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, its independent legal counsel, and its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections l through 4, herein, nor the fact that there has been an actual determination by the Corporation (including its Board of Directors, its independent legal counsel, and its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.
                   Section 9. Authorization of Corporation Officers. The proper officers of the Corporation are, and each of them acting without the other is, authorized to take any action, for and in the name of the Corporation, which he deems necessary or appropriate (as conclusively presumed from the taking of such action) to carry out and effect the foregoing Sections l through 8.

                   Section 10. Other Rights; Continuation of Right to Indemnification. The indemnification and advancement of expenses provided by these By-laws shall not be deemed exclusive of any other rights to which a person seeking indemnification or advancement of expenses may be entitled under any law (present or future, common or statutory), by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office or while employed by or acting as agent for the Corporation, and shall continue as to a person who has ceased to serve in the capacity making him eligible for indemnification, and shall inure to the benefit of the estate, heirs, executors and administrators of such person; all rights to indemnification under these By-laws shall be deemed to be a contract between the Corporation and each director and officer of the Corporation and, as applicable, any other person indemnified hereunder who serves or served in such capacity at any time while these By-laws as well as the relevant provisions of the Delaware General Corporation Law or any other applicable laws are or were in effect; any repeal or modification hereof or of such provisions of such law shall not in any way diminish any rights to indemnification of such director or officer or other person entitled to indemnification or the obligations of the Corporation arising hereunder.
                   Section 11. Savings Clause. If Sections 1 through 10 of these By-laws or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director and officer and may indemnify any other person entitled to indemnification, as to costs, charges and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, to the full extent permitted by any applicable portion of these By-laws that shall not have been invalidated and to the full extent permitted by applicable law. To the full extent permitted by law, the Corporation may enter into and perform agreements with persons, including, without limitation, present and former officers, directors and employees of the Corporation and of companies acquired by or merged with the Corporation, obligating the Corporation, among other things, to provide indemnification and advancement of costs, charges and expenses to such persons in addition to any indemnification or advancement which may be available to such person under Sections 1 through 10 of these By-laws.
                   Section 12. Insurance. The Board of Directors may cause the Corporation to purchase and maintain insurance on behalf of any person who is or was or has agreed to become a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise (including employee benefit plans) against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the Corporation would have the power to indemnify such person.
                   Section 13. Amendment of By-Laws. The Board of Directors may from time to time adopt further By- laws with respect to indemnification and may amend these and such By-laws to provide at all times the fullest indemnification permitted by the General Corporation Law of the State of Delaware.